Exhibit 1

                      TRANSACTIONS IN SHARES OF THE COMPANY
                            DURING THE PAST 60 DAYS


         The Reporting Persons engaged in the following transactions in
Shares of the Company during the past 60 days. All transactions involved purchases of Shares on the New York Stock Exchange, unless marked
(T)
in the second column to indicate a purchase in the Third Market.


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Reporting Person with Direct        Denotes     Date of     Number
of
Beneficial Ownership                Third Party Transaction Shares
Relational Investors, L.P.                      7/30/98     7,463
Relational Partners, L.P.                       7/30/98     811
Relational Fund Partners, L.P.                  7/30/98     362
Relational Coast Partners, L.P.                 7/30/98     294
David H. Batchelder Trust                       7/30/98     70
Relational Investors, L.P.                      7/31/98     25,293
Relational Partners, L.P.                       7/31/98     2,748
Relational Fund Partners, L.P.                  7/31/98     1,227
Relational Coast Partners, L.P.                 7/31/98     996
David H. Batchelder Trust                       7/31/98     236
Relational Investors, L.P.                      8/3/98      8,293
Relational Partners, L.P.                       8/3/98      901
Relational Fund Partners, L.P.                  8/3/98      402
Relational Coast Partners, L.P.                 8/3/98      327
David H. Batchelder Trust                       8/3/98      77
Relational Investors, L.P.                      8/4/98      37,317
Relational Partners, L.P.                       8/4/98      4,055
Relational Fund Partners, L.P.                  8/4/98      1,810
Relational Coast Partners, L.P.                 8/4/98      1,469
David H. Batchelder Trust                       8/4/98      349
Relational Investors, L.P.                      8/5/98      8,293
Relational Partners, L.P.                       8/5/98      901
Relational Fund Partners, L.P.                  8/5/98      402
Relational Coast Partners, L.P.                 8/5/98      327
David H. Batchelder Trust                       8/5/98      77
Relational Investors, L.P.                      8/6/98      20,733
Relational Partners, L.P.                       8/6/98      2,253
Relational Fund Partners, L.P.                  8/6/98      1,006
Relational Coast Partners, L.P.                 8/6/98      816
David H. Batchelder Trust                       8/6/98      193
Relational Investors, L.P.                      8/7/98      12,439
Relational Partners, L.P.                       8/7/98      1,352
Relational Fund Partners, L.P.                  8/7/98      603
Relational Coast Partners, L.P.                 8/7/98      490
David H. Batchelder Trust                       8/7/98      116
Relational Investors, L.P.                      8/10/98     1,659
Relational Partners, L.P.                       8/10/98     180
Relational Fund Partners, L.P.                  8/10/98     80
Relational Coast Partners, L.P.                 8/10/98     65
David H. Batchelder Trust                       8/10/98     16
Relational Investors, L.P.                      8/12/98     4,146
Relational Partners, L.P.                       8/12/98     451
Relational Fund Partners, L.P.                  8/12/98     201
Relational Coast Partners, L.P.                 8/12/98     163
David H. Batchelder Trust                       8/12/98     39
Relational Investors, L.P.                      8/13/98     4,146
Relational Partners, L.P.                       8/13/98     451
Relational Fund Partners, L.P.                  8/13/98     201
Relational Coast Partners, L.P.                 8/13/98     163
David H. Batchelder Trust                       8/13/98     39
Relational Investors, L.P.                      8/17/98     4,146
Relational Partners, L.P.                       8/17/98     451
Relational Fund Partners, L.P.                  8/17/98     201
Relational Coast Partners, L.P.                 8/17/98     163
David H. Batchelder Trust                       8/17/98     39
Relational Investors, L.P.                      8/26/98     8,293
Relational Partners, L.P.                       8/26/98     901
Relational Fund Partners, L.P.                  8/26/98     402
Relational Coast Partners, L.P.                 8/26/98     327
David H. Batchelder Trust                       8/26/98     77
Relational Investors, L.P.                      8/27/98     5,805
Relational Partners, L.P.                       8/27/98     631
Relational Fund Partners, L.P.                  8/27/98     282
Relational Coast Partners, L.P.                 8/27/98     229
David H. Batchelder Trust                       8/27/98     53
Relational Investors, L.P.                      9/22/98     4,146
Relational Partners, L.P.                       9/22/98     451
Relational Fund Partners, L.P.                  9/22/98     201
Relational Coast Partners, L.P.                 9/22/98     163
David H. Batchelder Trust                       9/22/98     39

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